SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Wells Fargo Funds Trust
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a) Title of each class of securities to which transaction applies:
(b) Aggregate number of securities to which transaction applies:
(c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(d) Proposed maximum aggregate value of transaction:
(e) Total fee paid:
[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a) Amount Previously Paid: ______________
(b) Form, Schedule or Registration Statement No.: ____
(c) Filing Party: ______________________
(d) Date Filed: _______________________

WELLS FARGO FUNDS TRUST

525 Market Street, 12th Floor, San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
August 19, 2020

525 Market Street, 12th Floor, San Francisco, California 94105

WELLS FARGO FUNDS TRUST, on behalf of the following series:

Wells Fargo Conservative Income Fund
(the “Fund”)

TO THE SHAREHOLDERS OF THE FUNDS

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Fund will be held on August 19, 2020 at 10:00 a.m. Pacific time, at 525 Market Street, 12th Floor, San Francisco, California, 94105. With respect to the Fund, the purposes of the Meeting are as follows:

1.	To consider a revision to the Fund’s fundamental investment policy regarding industry concentration to allow the Fund to concentrate its investments in the banking industry; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 29, 2020 will be entitled to vote at the Meeting or any adjournments thereof to the extent described in the accompanying proxy statement.

You are welcome to attend the Meeting or any adjournments thereof, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting or any adjournments thereof can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FUNDAMENTAL INVESTMENT POLICY CHANGE TO THE FUND.

By Order of the Board of Trustees of Wells Fargo Funds Trust,

Catherine F. Kennedy

Secretary

June 15, 2020

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WELLS FARGO FUNDS TRUST
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) for a Special Meeting of Shareholders (the “Meeting”) of Wells Fargo Conservative Income Fund (the “Fund”) to be held at, 525 Market Street, 12th Floor, San Francisco, California, 94105, on August 19, 2020 at 10:00 a.m. Pacific time. If you wish to participate in the Meeting or any adjournments thereof, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting or any adjournments thereof in person. (See “Instructions for Executing Proxy Card” at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting or any adjournments thereof in person, please call [(866) 387-7715] for instructions.

Special Note Regarding the Meeting
We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (wfam.com), and we encourage you to check this website prior to the Meeting if you plan to attend.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to Shareholders (defined below) on or about May 29, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 19, 2020:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the website indicated on your proxy card.

Proxy Solicitation

Shareholders of the Fund are being asked to consider and act upon a proposal (the “Proposal”) to approve a change to the Fund’s fundamental investment policy regarding industry concentration, and transact such other business as may properly come before the Meeting and any and all adjournment(s) thereof. More information regarding the Proposal is set forth on page 3 below.

Holders of shares (the “Shares”) of a Fund at the close of business on May 29, 2020 (the “Shareholders”) may vote on the matters set forth in the accompanying notice. Shareholders of each Fund vote separately on the matters set forth in such notice. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares will be voted IN FAVOR OF the fundamental investment policy change. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Funds. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

The Trust’s Amended and Restated Declaration of Trust provides that the holders of thirty three and one-third percent (33 1/3%) of the Shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposal). Votes may be cast IN FAVOR OF or AGAINST the proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against the proposal.

The approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the relevant Fund as defined in the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act defines the vote of a

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majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Any adjournment may be held within a reasonable time without further notice. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker nonvotes in order to avoid the need for solicitation of additional votes in favor of a proposal.

The Fund will bear the costs associated with this proxy statement which is estimated to be $28,000 inclusive of the cost for compensation to the proxy solicitor. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Wells Fargo Funds Management, LLC, the Fund’s manager, “Funds Management”, its affiliates, or other representatives of the Fund (who will not be paid for their soliciting activities). In addition, Broadridge Financial Solutions, Inc. , the Funds’ proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $5,000 with respect to the proposals covered by this proxy statement.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on May 29, 2020 are entitled to vote at the Meeting or any adjournments thereof to the extent set forth in this proxy statement. As of May 29, 2020, the Fund had the following number of Shares outstanding:

Fund	Number of Outstanding Shares
Conservative Income Fund
Class A2
Institutional Class

Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote. Shares of all classes of a Fund vote together as a single class.

Please see Exhibit A for a list of persons reflected on the books and records of the Fund as owning of record 5% or more of the outstanding Shares of any class of the Fund as of May 29, 2020.

As of May 29, 2020, the officers and trustees of the Trust as a group beneficially owned in the aggregate less than 1% of each class of Shares of the Fund and less than 1% of the outstanding securities of Wells Fargo & Company (“Wells Fargo”), the parent company of Funds Management.

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APPROVAL OF FUNDAMENTAL INVESTMENT POLICY CHANGE TO THE FUND (PROPOSAL)

At a meeting held May 26-28, 2020, the Board of the Fund approved a change to the Fund’s fundamental investment policy on industry concentration, subject to shareholder approval, which would allow the Fund to concentrate its investments (25% or more) in the banking industry and certain other strategy changes (not subject to shareholder approval) described more fully below.

The Fund’s investment objective is to seek current income consistent with capital preservation. The Fund is an ultra-short bond fund that invests substantially all of its assets in high-quality, U.S. dollar-denominated short-term fixed-, floating- and variable-rate debt securities that have received either a minimum short-term rating of at least A-1 (or its equivalent) or a minimum long-term rating of A minus (or its equivalent). In addition to the proposed fundamental policy change to permit the Fund to concentrate it investments in the banking industry, the Fund’s principal investment strategy will be changed to allow the Fund to invest up to 30% of its assets in securities with a short-term credit rating of A-2 or a long-term credit rating of BBB or BBB+ (or equivalent). Planned revisions to the Fund’s current investment strategies are reflected in the table below.

Funds Management believes that the proposed investment policy and the investment strategy changes increase the Fund’s potential to deliver income, and will positively impact the Fund’s yield and return. Funds Management also believes that the proposed investment policy changes, together with the other investment strategy changes, could attract additional assets to the Fund.

Funds Management believes that adopting a policy for the Fund to concentrate in banking and providing flexibility to invest in BBB-rated securities will strengthen the Fund’s long-term viability and bring the product strategy in line with the Fund’s primary competitors.

If the Fund concentrates its investments in the banking industry, the Fund will be more vulnerable to adverse market, economic, regulatory or other developments affecting that industry. Wells Capital Management Incorporated (“WellsCap”), the Fund’s sub-adviser, uses a portfolio selection process that involves due diligence into issuers in which the Fund intends to invest and limits exposure to any one issuer in managing the Fund’s risk profile, which will help to mitigate risk. The Fund’s investments in banking industry issuers will be subject to the same credit quality standards as the Fund’s other investments. In addition, the proposed added flexibility to invest in securities rated BBB or BBB+ will allow for more varied bond sub-sector exposure, which helps to mitigate portfolio-level risk by providing diversification. The increased portfolio risks associated with larger allocations to lower quality securities, which equate to increased credit risk and risk of default, will be mitigated by limiting such investments to 30% of the Fund’s assets.

If approved by Shareholders, the Fund’s fundamental policy will be changed as follows:

The Fund may not (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements, and does not limit Wells Fargo Conservative Income Fund’s investments in the banking industry.

If the Proposal is approved, the strategy will be modified as outlined below:

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Principal Investment Strategy
Current Strategy Language	Strategy Language effective August 20, 2020

Under normal circumstances, we invest:

• substantially all of the Fund’s net assets in high quality, U.S. dollar-denominated short-term fixed-, floating- and variable-rate debt securities.

Under normal circumstances, we invest substantially all of the Fund’s net assets in high-quality, U.S. dollar-denominated short-term fixed-, floating- and variable-rate debt securities that have received either a minimum short-term rating of at least A-1 (or its equivalent) or a minimum long-term rating of A minus (or its equivalent), by one or more Nationally Recognized Statistical Ratings Organizations, or, if unrated, that are deemed by us to be of comparable quality at the time of purchase.

Under normal circumstances, we invest:

• substantially all of the Fund’s net assets in U.S. dollar-denominated short-term fixed-, floating- and variable-rate debt securities that meet our minimum quality standards.

Under normal circumstances, we invest substantially all of the Fund’s net assets in U.S. dollar-denominated short-term fixed-, floating- and variable-rate debt securities that have received either a minimum short-term rating of at least A-2 (or its equivalent) or a minimum long-term rating of BBB (or its equivalent), by one or more Nationally Recognized Statistical Ratings Organizations (“NRSROs”), or, if unrated, that are deemed by us to be of comparable quality at the time of purchase. However, under normal circumstances, we will not invest more than 30% of the Fund’s net assets in securities that have received either a short-term rating of A-2 (or its equivalent) or a long-term rating of BBB or BBB plus (or their equivalents), by one or more NRSROs, or, if unrated, that are deemed by us to be of comparable quality at the time of purchase.

We will concentrate the Fund’s investments in the banking industry, which means we will normally invest at least 25% of the Fund’s total assets in securities and other obligations of issuers in that industry. We may, however, invest less than 25% of the Fund’s assets in this industry as a temporary defensive measure.

Current Strategy Language	Strategy Language effective August 20, 2020

Our portfolio holdings may include commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, U.S. Government obligations, municipal securities, corporate debt securities and mortgage- and asset-backed securities.

Our portfolio holdings may include commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, U.S. Government obligations, municipal securities, corporate debt securities and mortgage- and asset-backed securities. The Fund also considers its investment in a cash sweep vehicle to constitute a “debt security” for purposes of the Fund’s investment strategy.

Current Strategy Language	Strategy Language effective August 20, 2020
Our security selection process employs fundamental and quantitative techniques to identify attractive, risk-adjusted return opportunities among high-quality debt securities.	Our security selection process employs fundamental and quantitative techniques to identify attractive, risk-adjusted return opportunities among debt securities.

Additionally, if the Proposal is approved, the following risk will be added to the Fund’s prospectuses:

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

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Service Providers

Funds Management, an affiliate of Wells Fargo, a diversified financial services company providing banking, insurance, investment, mortgage and consumer finance services, currently serves as the Funds’ manager and class-level administrator. Funds Management is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105.

Wells Fargo Funds Distributor, LLC an affiliate of Funds Management located at 525 Market Street, 12th Floor, San Francisco, California, 94105 serves as the distributor of the Funds.

Wells Capital Management Incorporated, located at 525 Market Street, San Francisco, California 94105, serves as investment subadviser to the Fund.

Other Business

As of the date of this proxy statement, neither the Fund’s officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR THE PROPOSAL

With respect to the Fund, approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wfam.com.

Shareholder Proposals

The Fund is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposals to the Secretary of the Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California 94105 a reasonable time before the Fund finalizes its proxy statement for its next meeting of shareholders.

THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FUNDAMENTAL INVESTMENT POLICY CHANGE FOR THE FUND.

Catherine F. Kennedy

Secretary

June 15, 2020

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INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

CORPORATE ACCOUNTS REGISTRATION	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS REGISTRATION
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS REGISTRATION
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Broadridge Financial Solutions, Inc., our proxy solicitor, at [800-714-3306] (toll free).

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EXHIBIT A

PRINCIPAL HOLDERS OF FUND SHARES

Set forth below as of May 29, 2020, is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Trust to have beneficial ownership of such shares.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
Conservative Income Fund
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Fund Level
Wells Fargo Bank NA Omnibus Acct For Various Ret Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Administrator
Wells Fargo Bank FBO FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	Administrator
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Administrator
C/O Fascore LLC Reliance Trust Company FBO Retirement Plans Serviced by Metlife 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	Administrator
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	Institutional
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-5002	Institutional
Great-West Trust Company LLC Trustee Recordkeeping for Large Benefit Plan 8525 E Orchard Rd Greenwood Village, CO 80111-5002	Institutional
Raymond James Omnibus for Mutual funds Attn: Courtney Waller 880 Carillon Pkwy St Petersburg, FL 33716-1100	Institutional
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	R6

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Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
TD Ameritrade Trust Company PO Box 17748 Denver, CO 80217-0748	R6	64,892	12.39%

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PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If You Are NOT Voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

xxxxx-xxxxx

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	FOR	AGAINST	ABSTAIN
1. To consider a revision to the Fund's fundamental investment policy regarding industry concentration to allow the Fund to concentrate its investments in the banking industry	O	O	O
2. To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

It is Important That Proxy Cards Be Returned Promptly. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Your Prompt Attention to the Enclosed Proxy Card Will Help to Avoid the Expense of Further Solicitation.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

___________________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date

__________________________________________________

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 19, 2020, or any adjournment or postponement thereof. This Notice and the attached Combined Proxy Statement and Prospectus (the "Proxy Statement") are available on the internet at www.proxyvote.com.

WELLS FARGO FUNDS TRUST

The undersigned shareholder of the Wells Fargo Conservative Income Fund (the "Fund"), a series of the Wells Fargo Funds Trust, (the "Trust"), hereby appoints Catherine F. Kennedy, Maureen E. Towle and Johanne F. Castroand each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of stock of the Fund standing in the name of the undersigned at the close of business on May 29, 2020, at a Special Meeting of Shareholders to be held at the office of Wells Fargo Asset Management, 525 Market Street, San Francisco, CA 94105, on August 19, 2020 at 10:00 a.m. Pacific, Eastern Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE